UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 16, 2006

SIGMA DESIGNS, INC.

(Exact name of registrant as specified in its charter)

California	000-15116	94-2848099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1221 California Circle Milpitas, California 95035
(Address of principal executive offices including zip code)

(408) 262-9003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets.

On February 16, 2006, Sigma Designs, Inc. (“Sigma”) acquired Blue7 Communications, a privately-held California corporation (“Blue7”) under the terms of the Agreement and Plan of Merger dated as of December 13, 2005 by and between Sigma, Blue7, Merger Sub, Inc., a California corporation and wholly owned subsidiary of Sigma (“Merger Sub”) and, for purposes of Articles IX and XI only, Hung C. Nguyen as the Securityholder Representative, as amended by the Amendment No.1 to Agreement and Plan of Merger dated January 9, 2006 (the “Merger Agreement”). In exchange for all of the outstanding capital stock of Blue7, Sigma issued or reserved for issuance an aggregate of 815,034 shares of Sigma Common Stock at the closing to holders of Blue7 capital stock other than Sigma, of which 98,470 shares will be held in escrow to satisfy any obligations of Blue7 to indemnify Sigma against any claims made by Sigma against Blue7 for any breaches of its representations or warranties contained in or made pursuant to the Merger Agreement and certain other matters set forth in the Merger Agreement. The shares of Sigma Common Stock were issued pursuant to an exemption under Section 3(a)(10) of the Securities Act of 1933, as amended. An aggregate of 231,164 shares of the 815,034 shares of Sigma Common Stock issuable under the Merger Agreement are reserved for future issuance upon the exercise of options to purchase Common Stock, which options were assumed by Sigma under the terms of the Merger Agreement.

Prior to the acquisition, Sigma held approximately 16.88% of the outstanding shares of Blue7.

The foregoing description of the Merger Agreement is qualified in its entirety to the full text of the Merger Agreement, a copy of which is attached hereto as an exhibit and which is incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities.

In connection with Sigma’s acquisition of Blue7 and under the terms of the Merger Agreement described in Item 2.01 above, on February 16, 2006, Sigma issued or reserved for future issuance an aggregate 815,034 shares of Common Stock, par value $0.001 per share, to the holders of capital stock of Blue7 other than Sigma. These shares were issued pursuant to an exemption under Section 3(a)(10) of the Securities Act of 1933, as amended, and were qualified under the General Corporation Law of the State of California pursuant to section 25121 thereof. A portion of the Sigma shares otherwise issuable under the terms of the Merger Agreement will be reserved for future issuance upon the exercise of options to purchase Common Stock, which options were assumed by Sigma under the terms of the Merger Agreement. The options to purchase Sigma Common Stock will be administered under the terms of Sigma’s 2001 Employee Stock Option Plan and shall become exercisable as such options vest over time.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Financial statements of Blue7 have not been included herein but are expected to be included in an amendment to this Current Report on Form 8-K to be filed no later than 71 days after the date that this Current Report on Form 8-K is required to be filed.

(c)	Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger dated December 13, 2005 by and between Sigma Designs, Inc., Blue Merger Sub, Inc., Blue7 Communications and, for purposes of Articles IX and XI only, Hung C. Nguyen as the Security holder Representative.

The following exhibits and schedules to the Merger Agreement have been omitted. Sigma will furnish copies of the omitted exhibits and schedules to the Commission upon request.

	Exhibit A	Form of Support Agreement
	Exhibit B-1	Form of Noncompetition and Nonsolicitation Agreement (Founder/Executive)
	Exhibit B-2	Form of Noncompetition and Nonsolicitation Agreement (Other Key Employees)
	Exhibit C	Agreement of Merger
	Exhibit D-1	Opinion of Pillsbury Winthrop Shaw Pittman LLP
	Exhibit D-2	Opinion of Squire, Sanders & Dempsey L.L.P.
	Exhibit E	Founder Employment Agreement
	Exhibit F	Form of Shareholder Certificate
	Exhibit G	Form of Company Affiliate Agreement
	Exhibit H-1	Form of Founder Vesting Agreement
	Exhibit H-2	Form of Executive Vesting Agreement
	Exhibit I	Form of Section 83(b) Election
	Exhibit J	Form of Lock-Up Agreement
	Exhibit K	Form of Escrow Agreement

	Schedule 2.1(d)(iii)	Acceleration Agreements
	Schedule 4.2(e)(UD)	Updated Capitalization as of the Closing
	Schedule 4.7	Unaudited Company Financial Statements
	Schedule 4.13	Knowledge
	Schedule 7.9(a)(i)	Certain Consultants; Employee Raises; Key Employees
	Schedule 7.9(a)(ii)	Option Grants
	Schedule 7.15	Company Affiliates

2.2	Amendment No. 1 to Agreement and Plan of Merger dated January 9, 2006 by and between Sigma Designs, Inc., Blue Merger Sub, Inc., and Blue7 Communications.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2006

SIGMA DESIGNS, INC.

By:	/s/ KIT TSUI

Kit Tsui Chief Financial Officer and Secretary (Principal Financial Officer and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

2.1
Agreement and Plan of Merger dated December 13, 2005 by and between Sigma Designs, Inc., Blue Merger Sub, Inc., Blue7 Communications and, for purposes of Articles IX and XI only, Hung C. Nguyen as the Security holder Representative.

The following exhibits and schedules to the Merger Agreement have been omitted. Sigma will furnish copies of the omitted exhibits and schedules to the Commission upon request.

	Exhibit A	Form of Support Agreement
	Exhibit B-1	Form of Noncompetition and Nonsolicitation Agreement (Founder/Executive)
	Exhibit B-2	Form of Noncompetition and Nonsolicitation Agreement (Other Key Employees)
	Exhibit C	Agreement of Merger
	Exhibit D-1	Opinion of Pillsbury Winthrop Shaw Pittman LLP
	Exhibit D-2	Opinion of Squire, Sanders & Dempsey L.L.P.
	Exhibit E	Founder Employment Agreement
	Exhibit F	Form of Shareholder Certificate
	Exhibit G	Form of Company Affiliate Agreement
	Exhibit H-1	Form of Founder Vesting Agreement
	Exhibit H-2	Form of Executive Vesting Agreement
	Exhibit I	Form of Section 83(b) Election
	Exhibit J	Form of Lock-Up Agreement
	Exhibit K	Form of Escrow Agreement

	Schedule 2.1(d)(iii)	Acceleration Agreements
	Schedule 4.2(e)(UD)	Updated Capitalization as of the Closing
	Schedule 4.7	Unaudited Company Financial Statements
	Schedule 4.13	Knowledge
	Schedule 7.9(a)(i)	Certain Consultants; Employee Raises; Key Employees
	Schedule 7.9(a)(ii)	Option Grants
	Schedule 7.15	Company Affiliates

2.2	Amendment No. 1 to Agreement and Plan of Merger dated January 9, 2006 by and between Sigma Designs, Inc., Blue Merger Sub, Inc., and Blue7 Communications.